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                                                                    EXHIBIT 10.4
                         TRANSCRYPT INTERNATIONAL, INC.
                           1996 STOCK INCENTIVE PLAN,
                                   AS AMENDED




Section 1.        PURPOSE OF PLAN

                  The purpose of this 1996 Stock Incentive Plan ("Plan") of Transcrypt International, Inc., a Delaware corporation (the "Company"), is to enable the Company to attract, retain and motivate its employees, non-employee directors and independent contractors by providing for or increasing the proprietary interests of such employees, non-employee directors and independent contractors in the Company.

Section 2.        PERSONS ELIGIBLE UNDER PLAN

                  Any person, including any director of the Company, who is an employee of the Company or any of its subsidiaries (an "Employee"), and any non-employee director (a "Non-Employee Director") or independent contractor of the Company (an "Independent Contractor," or, together with the Employees and the Non-Employee Directors, the "Eligible Persons") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder.

Section 3.        AWARDS

                           (a) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Eligible Person that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Common Stock, $.01 par value per share, of the Company or of any other class of security of the Company which is convertible into shares of the Company's Common Stock ("Shares") or (ii) a right or interest with an exercise or conversion privilege at a price related to the Shares or with a value derived from the value of the Shares, which right or interest may, but need not, constitute a "Derivative Security," as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

                           (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative. The terms upon which an Award is granted shall be evidenced by a written agreement executed by the Company and the Eligible Person to whom such Award is granted.

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                           (c) Subject to paragraph (d)(ii) below, Awards may be
         issued, and Shares may be issued pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the Eligible Person.

                           (d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

                           (i) provisions permitting the Committee to allow or require the recipient of such Award, including any Eligible Person who is a director or officer of the Company, or permitting any such recipient the right, to pay the purchase price of the Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, or both, in whole or in part, by any one or more of the following means:

                                    (a) the delivery of cash;

                                    (b) the delivery of other property deemed
                           acceptable by the Committee;

                                    (c) the delivery of previously owned shares
                           of capital stock of the Company (including
                           "pyramiding") or other property;

                                    (d) a reduction in the amount of Shares or
                           other property otherwise issuable pursuant to such Award; or

                                    (e) the delivery of a promissory note of the
                           Eligible Person or of a third party, the terms and conditions of which shall be determined by the Committee;

                           (ii) provisions specifying the exercise or settlement
                  price for any option, stock appreciation right or similar Award, or specifying the method by which such price is determined, provided that the exercise or settlement price of any option, stock appreciation right or similar Award shall be not less than the fair market value of a Share on the date such Award is granted;

                           (iii) provisions relating to the exercisability
                  and/or vesting of Awards, lapse and non-lapse restrictions upon the Shares obtained or obtainable under Awards or under the Plan and the termination, expiration and/or forfeiture of Awards;

                           (iv) provisions conditioning or accelerating the
                  grant of an Award or the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the exercise or settlement of a previous Award, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation


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                  of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in
                  Section 7 hereof; and/or

                           (v) provisions required in order for such Award to
                  qualify as an incentive stock option ("Incentive Stock Option") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                           (e) Unless otherwise provided by the Committee in the written agreement evidencing an Award, the terms of any stock option or stock appreciation right granted under the Plan shall provide:

                           (i) that the term of such option or stock
                  appreciation right shall be ten years from the date of grant;

                           (ii) that, upon an Employee ceasing to be employed by
                  the Company for any reason other than death or disability, or a Non-Employee Director ceasing to be a Non-Employee Director of the Company, an option or stock appreciation right shall not become exercisable to an extent greater than it could have been exercised on the date the Employee's employment by the Company, or the Non-Employee Director's incumbency, as the case may be, ceased;

                           (iii) that the option or stock appreciation right
                  shall expire ninety (90) days after the Employee ceases to be employed with the Company or a Non-Employee Director ceases to be a Non-Employee Director of the Company; and

                                    (iv) that the amount of compensation the
         optionee or holder of the stock appreciation right could receive under the option or stock appreciation right is based solely on an increase in value of the Shares after the date of grant or award.

Section 4.        STOCK SUBJECT TO PLAN

                           (a) Subject to adjustment as provided in Section 7 hereof, at any time, the aggregate number of Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed 2,000,000.

                           (b) The aggregate number of Shares subject to Awards granted during any calendar year to any one Eligible Person (including the number of shares involved in Awards having a value derived from the value of Shares) shall not exceed 400,000. Such aggregate number of shares shall be subject to adjustment under Section 7 only to the extent that such will not affect the status of any Award intended to qualify as "performance based compensation" under Section 162(m) of the Code.

                           (c) Subject to adjustment as provided in Section 7 hereof, the aggregate number of Shares issued and issuable pursuant to all Incentive Stock Options granted under this Plan shall not exceed 1,200,000; provided, however, that such aggregate number of shares shall be subject to adjustment under Section 7 only to the extent that such adjustment will not affect the status of any Incentive Stock Option under Section 422 of the Code. Such maximum number does not include the number of Shares subject to the unexercised portion of any Incentive Stock Option granted under this Plan that expires or is terminated.

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                           (d) The aggregate number of Shares issued under this
         Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of an Award and shall not include Shares, or rights with respect to shares, that have been canceled or returned to the Company upon forfeiture of an Award or in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award.

Section 5.        NATURE AND DURATION OF PLAN

                           (a) This Plan is intended to constitute an unfunded arrangement for a select group of management or other key employees.

                           (b) No Awards shall be made under this Plan after December 31, 2006. Although Shares may be issued after December 31, 2006 pursuant to Awards made prior to such date, no Shares shall be issued under this Plan after December 31, 2016.

Section 6.        ADMINISTRATION OF PLAN

                           (a) This Plan shall be administered by one or more committees of the Board (any such committee, the "Committee"). If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. The Board shall have the discretion to appoint, add, remove or replace members of the Committee, and shall have the sole authority to fill vacancies on the committee. Unless otherwise provided by the Board: (i) with respect to any Award for which such is necessary and desired for such Award to be exempted by Rule 16b-3 of the Exchange Act, the Committee shall consist of two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time), (ii) with respect to any Award that is intended to qualify as "performance based compensation" under
         Section 162(m) of the Code, the Committee shall consist of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code), and (iii) with respect to any other Award, the Committee shall consist of one or more directors (any of whom also may be an Eligible Person who has been granted or is eligible to be granted Awards under the Plan).

                           (b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan with respect to the Awards over which such Committee has authority, including, without limitation, the following:

                           (i) adopt, amend and rescind rules and regulations
                  relating to this Plan;

                           (ii) determine which persons are Eligible Persons and
                  to which of such Eligible Persons, if any, and when Awards shall be granted hereunder;

                           (iii) grant Awards to Eligible Persons and determine
                  the terms and conditions thereof, including the number of Shares subject thereto and the circumstances under which Awards become exercisable or vested or are forfeited or

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                  expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events (including events which the Board or the Committee determine constitute a change of control), or other factors;

                           (iv) at any time cancel an Award with the consent of
                  the holder and grant a new Award to such holder in lieu thereof, which new Award may be for a greater or lesser number of Shares and may have a higher or lower exercise or settlement price;

                           (v) determine whether, and the extent to which
                  adjustments are required pursuant to Section 7 hereof; and

                           (vi) interpret and construe this Plan, any rules and
                  regulations under the Plan and the terms and conditions of any Award granted hereunder.

All decisions, determinations, and interpretations of the Committee shall be final and conclusive upon any Eligible Person to whom an Award has been granted and to any other person holding an Award.

                           (c) The Committee may, in the terms of an Award or otherwise, temporarily suspend the issuance of Shares under an Award if the Committee determines that securities law considerations so warrant.
                           (d) The Committee from time to time may permit a recipient holding any stock option granted by the Company to surrender for cancellation any unexercised portion of such option and receive in exchange an option or other Award for such number of Shares as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option and/or extending the term thereof.

Section 7.        ADJUSTMENTS

                  If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan and the exercise or settlement price of such Awards, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to such Awards thereafter granted under this Plan. The foregoing adjustments shall be applied to any Awards or Incentive Stock Options only to the extent permitted by Sections 162(m) and 422 of the Code, respectively.

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Section 8.        AMENDMENT AND TERMINATION OF PLAN

                  The Board may amend or terminate this Plan at any time and in any manner; provided, however, that no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; provided, further, that if an amendment to the Plan would affect the Plan's compliance with Rule 16b-3 under the Exchange Act or Section 422 or 162(m) or other applicable provisions of the Code, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 under the Exchange Act, Sections 422 and 162(m) of the Code, or other applicable provisions of or rules under the Code.

Section 9.        EFFECTIVE DATE OF PLAN

                  This Plan shall be effective as of the date upon which it was approved by the Board, subject however to approval of the plan by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.

Section 10.       COMPLIANCE WITH OTHER LAWS AND REGULATIONS

                  The Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell and deliver shares under such Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Section 7 shall be subject to any shareholder action required by Delaware corporate law.

Section 11.       NO RIGHT TO COMPANY EMPLOYMENT

                  Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The agreement evidencing an Award may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

Section 12.       LIABILITY OF COMPANY

                  The Company and any affiliate which is in existence or hereafter comes into existence shall not be liable to an Eligible Person or other persons as to:

                           (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

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                           (b) Tax Consequences. Any tax consequence expected,
         but not realized, by any Eligible Person or other person due to the issuance, exercise, settlement, cancellation or other transaction involving any Award granted hereunder.

Section 13.       GOVERNING LAW

                  This Plan and any Awards and agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.